UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 17, 2023

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 Hamilton, Bermuda		HM 19

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	RE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual General Meeting of Shareholders of the registrant was held on May 17, 2023.

The shareholders elected Director nominees John J. Amore, Juan C. Andrade, William F. Galtney, Jr., John A. Graf, Meryl Hartzband, Gerri Losquadro, Hazel McNeilage, Roger M. Singer, and Joseph V. Taranto; appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; approved, by non-binding advisory vote, the 2022 compensation paid to the Company’s Named Executive Officers; approved the resolution to change the name of the Company from “Everest Re Group, Ltd.” to “Everest Group, Ltd.” and amend the Company’s Bye-Laws accordingly; and approved, by non-binding advisory vote, that future non-binding advisory votes on executive compensation should occur annually.

The votes cast with respect to each such matter are as follows:

Total Shares Represented at the Meeting in Person or Proxy 40,508,997

	VOTES FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
Election of directors to serve a one-year period to expire at the end of the 2024 Annual General Meeting of Shareholders

John J. Amore	37,850,283	1,365,053	16,013	1,277,648	—
Juan C. Andrade	38,795,943	420,468	14,938	1,277,648	—
William F. Galtney Jr.	37,137,974	2,077,705	15,670	1,277,648	—
John A. Graf	38,754,789	460,965	15,595	1,277,648	—
Meryl Hartzband	38,600,349	614,444	16,556	1,277,648	—
Gerri Losquadro	38,724,078	490,623	16,648	1,277,648	—
Hazel McNeilage	39,147,905	66,818	16,626	1,277,648	—
Roger M. Singer	37,886,944	1,327,296	17,109	1,277,648	—
Joseph V. Taranto	37,730,786	1,484,114	16,449	1,277,648	—

Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023	38,201,611	2,289,512	17,874	—	—

Approval, by non-binding advisory vote, of the 2022 compensation paid to the Company’s Named Executive Officers	36,915,136	2,284,496	31,717	1,277,648	—

Approval of the resolution to change the name of the Company from “Everest Re Group, Ltd.” to “Everest Group, Ltd.” and amend the Company’s Bye-Laws accordingly	40,470,678	18,712	19,607	—	—

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN	NON-VOTES	UNCAST

Approval, by non-binding advisory vote, of the frequency of future non-binding advisory votes on executive compensation	38,343,279	30,991	789,408	67,671	1,277,648	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By:	/S/ ROBERT J. FREILING
Robert J. Freiling
Senior Vice President and Chief Accounting Officer

Dated: May 18, 2023